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                                                                   EXHIBIT 10.04
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                             MCY Music World, Inc.
                                307 7th Avenue
                              New York, NY 10001

This agreement ("Agreement") made and entered into this 8th day of August, 1999 by and between:

MCY Music World, Inc. a Delaware Corporation having its head office and principal place of business at 307 Seventh Avenue, New York, NY 10001 (hereinafter referred to as ("MCY")

AND:

Modern Records (hereinafter referred to as "Licensor")

468 North Camden Drive 3/rd/ floor
Beverly Hills CA 90210 USA

Tax ID Number: 95-3404374
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By signing this Agreement Licensor hereby grants to MCY the right during the
Term to sell master recordings and other Licensed Material owned and/or controlled by you as set forth herein.

Certain Definitions:
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Term:          Three (3) years commencing on the agreement date (the "Initial
               Period"). Any extension to this Initial Period must be mutually agreed upon by both parties in a written amendment form no later than sixty (60) days prior to term expiration.

Territory:     The Universe unless otherwise specified by Licensor under
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               separate cover.

Master Recordings:   Shall mean a recording of sound, sometimes embodying the
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performance of a featured artist ("Artist"), owned or controlled by Licensor, including, without limitation, those recordings listed on Schedule A attached hereto. The word "Master" includes the original recording and all derivatives therefrom.

Licensed Material:  Shall mean the Master Recordings owned or controlled by
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Licensor set forth on Schedule "A" attached hereto and those additional Master
Recordings which Licensor shall deliver to MCY during the Term. For purposes hereof, "Licensed Material" shall be limited to, photographs, artwork, illustrations, liner notes, lyrics, graphics, trademarks, logos, video footage, animations, compositions, and any other intellectual property which Licensor shall deliver to MCY during the Term, used in connection with the commercial exploitation of the Master Recordings.

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                         STANDARD TERMS AND CONDITIONS
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1.   MCY Right to Distribute and Promote: During the Term, Licensor hereby
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     grants to MCY the non-exclusive right to market, promote and sell any and all Licensed Material to customers, by means of digital transmission or broadcast, via MCY's website on the global computer network known as the worldwide web and/or via any other means, now known or hereafter developed by which digital transmissions or broadcasts may be disseminated. In connection with Distribution and Promotion as set forth hereinbelow, Licensor grants to MCY the non-exclusive right during the Term and in the Territory to display, exhibit, publicly perform, publish, reproduce, transmit, manufacture, distribute, package, use, sell, prepare derivative works and compilations of, couple with material provided by other licensors, and otherwise distribute any and all Licensed Material as provided herein. Without limiting the generality of the foregoing, this grant of rights shall include the non-exclusive right to synchronize the Masters and/or Compositions with visual images, and to use and publish the name, biographical material of any and all the recording artists, producers and other individuals who contributed to or have any interest in the Licensed Material for advertising and trade purposes and in connection with the sale, advertisement and promotion of Licensed Material.

     The Licensed Material may be disseminated as follows:
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     a.   Digital Distribution: MCY shall have the right to initiate the digital
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transmission and/or broadcast of electronic data embodying the Licensed Material
("Distribution").

     b.   Promotional Services: MCY shall have the right to enable customers to
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listen to and/or view Licensed Material, as MCY may select in its discretion, on a promotional, no-charge basis, provided access to audio and/or video elements of such Licensed Material shall be limited to fragments of time not to exceed thirty (30) seconds for any distinct work ("Promotion").

     c.   Customer Bonuses: MCY will have the right to distribute Licensed
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Material from time to time as "Bonus Material" at no charge. The amount of such
Bonus Material will not exceed ten (10%) percent of Licensor's Licensed Material sold.

2.   Delivery of Licensed Material: Licensor shall, in it's discretion but at
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Licensor's own expense (i.e. cost of packaging, shipping and duplicating)
deliver such Licensed Material listed below to MCY at MCY's address, provided that MCY may Distribute and Promote any such Licensed Material so delivered ("Delivery") as provided herein.

     a. Audio and/or audiovisual Material contained on standard audio compact disc(s), DVD(s), and/or any other digital format on which such Material may be embodied and from which such Material may be reproduced.

     b. Artwork, including, without limitation, record covers and liner notes, in the highest

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resolution available to Licensor so as to enable MCY to make quality reproductions Material in computer file format and/or physical copies thereof.

     c. Photographs, biographies and other promotional material relating to the artists whose performance is embodied on the Material in computer file format and/or physical copies thereof.

3.   Limitations on MCY's Distribution: Notwithstanding anything to the contrary
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stated in paragraph 1 above, Licensor hereby acknowledges that any Material delivered to MCY may be Distributed and/or Promoted by MCY at MCY's discretion as set forth herein except as Licensor shall notify MCY specifically in writing upon delivery of such Material. By way of example only and without limitation, if Licensor shall deliver to MCY a full-length compact disc package containing twelve Masters, cover artwork and lyrics, and Licensor intends to limit Distribution and Promotion by MCY to one particular Master and to prohibit the Distribution, Promotion or display of printed lyrics, such Licensor shall specify, in writing, the particular Master(s) that MCY shall not Distribute and/or Promote and shall specify, in writing, that lyrics shall not be displayed, Distributed or Promoted. No casual or inadvertent failure by MCY to adhere to Licensor's requested limitations shall be deemed a breach hereof, provided that MCY shall use reasonable efforts to cure such failure prospectively upon receipt of notice from Licensor.

4.   Distribution Fee:  In respect of each distinct work embodied in the
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Material which is sold to each MCY customer by Digital Distribution as provided herein, MCY shall retain an amount as indicated by the "Pricing Schedule" attached hereto and as applied by Licensor to each distinct work on Schedule "A" subject to paragraph 5 herein below.

5.   Accounting:
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     a. MCY shall collect all payments made by customers in respect of Digital
Distribution sales as provided herein. Accounting statements setting forth all such sales shall be sent to Licensor quarterly within sixty (60) days from the end of each calendar quarter ending on March 31/st/, June 30/th/, September 30/th/, and December 31/st/, respectively. Simultaneously with the delivery of such accounting statement, MCY shall pay to Licensor the total amount of gross monies received by MCY in respect of such sales less the Distribution Fee (see pricing schedule) and any other charges, fees or advances incurred, with Licensor's consent, by MCY.

     b. During the Term, and for a period of one year thereafter, MCY shall permit Licensor to appoint a certified public accountant, at Licensor's expense, who is not then currently engaged in an audit of MCY to examine, no more than once per year, only such books and records of MCY that relate to Distribution of the Material; provided, however, that any such examination shall be for a reasonable duration, shall take place at MCY's office during normal business hours and upon prior written notice of not less than thirty (30) days. If such audit reveals a deficit payment of more than 10%, MCY shall repay the deficit amount plus interest at the prime rate.

6.   Representations and Warranties:  Licensor warrants and represents that:
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     a. Licensor has the full right, power and authority to enter into this
Agreement and grant all the rights which it purports to grant herein;

     b. All Material Delivered by Licensor to MCY hereunder, and any use thereof made by MCY in accordance with this Agreement, shall not violate any law and shall not infringe upon the rights of any party, and Licensor has obtained all approvals, rights, permissions, consents, clearances and licenses of the rights granted hereunder which MCY may request; and

     c. Licensor shall be responsible for and shall pay the applicable recording artists, producers and all other third parties (excluding the copyright proprietor of the Compositions which shall be paid by MCY) entitled to be paid in connection with MCY's sale of the Material, including, without limitation, all applicable unions. Licensor shall provide MCY with all relevant Mechanical Rights Payee information (contact, address, etc.)

7.   Indemnification: Each of the parties hereto agrees to indemnify, save and
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hold the other and anyone claiming through the other free and harmless from any and all liability, loss, damage, cost or expense, including reasonable attorneys fees, arising out of, connected with or related to any claim by any party that is inconsistent with any of their respective covenants, warranties or representations hereunder including the representation by Licensor of ownership of licensed materials, which results in a final adverse judgment or settlement with the consent of the indemnitor (not to be unreasonably withheld). The indemnified parties agree to give the indemnitor notice of any action which the foregoing indemnity applies and the indemnitor may participate in the defense of same, at its expense and through counsel of its choosing. Pending resolution of such claim arising from Licensor's alleged breach of it's covenants, warranties and representations hereunder, MCY may withhold sums due Licensor in an amount consistent with such claim or potential loss unless Licensor posts a bond in a form and from a bonding company acceptable to MCY in an amount equal to the amount of the claim. Such withheld sums shall released if a suit is not filed within eighteen (18) months after MCY is notified with respect to such claim.

8.   Notice: Any notice required or permitted under this Agreement be in writing
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and  shall be personally delivered, or served by certified or registered mail, return receipt requested, or by overnight mail service such as Federal Express, all charges prepaid, to the respective addresses listed above. Except as otherwise provided herein, such notices shall be deemed given three (3) days after mailing or delivery to an overnight mail service.

Copies of all notices shall be simultaneously sent to:

     If to MCY:     Wallace Collins                     If to Licensor:
                    270 Madison Avenue # 1410           Attention:
                    New York, New York 10016            Telephone:
                    Telephone: (212) 683-5320           Facsimile:
                    Facsimile: (212) 686-2182

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     with copy to:  Contract Administrator
                    MCY Music World, Inc.
                    307 7/th/ Avenue, 23rd Floor
                    New York, NY 10001

9.   Termination: The failure by either party to perform any of its material
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obligations hereunder shall be deemed a breach of this Agreement. The non-
breached party shall have the option of terminating the Term of this Agreement unless the non-breaching party has provided written notice of such failure to perform and such failure is corrected within thirty (30) days from and after receipt of such notice. The failure of parties to come to a mutual extension agreement as defined in "Certain Definitions: Term" shall be considered termination of the agreement and shall be effective upon expiration of the existing Term.

Licensor shall have the right to terminate the Term of this Agreement on the happening of any of the following events:

     a. if MCY has materially breached an obligation imposed upon it under this Agreement, and fails to take appropriate steps to remedy such breach within thirty (30) days after receipt by MCY of a written notice of breach from Licensor;

     b. if a court order is issued for the winding-up or liquidation of MCY, which order is not revoked within ninety (90) days or if a receiver is appointed for management or disposition of the assets and affairs of MCY which appointment is not revoked within ninety (90) days.

     c. Upon the expiration of the Term, or the earlier termination of this Agreement, all rights herein granted by Licensor to MCY shall revert to Licensor and MCY shall promptly return all Materials to Licensor; however, MCY shall have the right to fulfill any orders for Materials that have been received by MCY on or before the effective date or expiration of termination.

10.  Miscellaneous:
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     a. Approval of Material: MCY shall maintain full editorial discretion over
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any material displayed on its Website, hosted on its servers or databases or published, Promoted and/or Distributed by MCY in any media, and MCY shall have no obligation to Distribute, Promote, make available for sale, reproduce, publicly perform, use or otherwise exploit any Material that MCY, in its sole discretion, deems obscene, offensive, or in any way adverse to its corporate image or policy.

     b. Control of Website: MCY reserves the right to include, exclude or
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present any Material on the MCY Website in any placement or categorization, to display its logo, to place advisories on any Material and to add or delete hyper-links to other internet websites which MCY, in its sole discretion, deems appropriate.

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     c.   Limitations of Liability:  MCY makes no representations or warranties,
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express or implied, regarding the functionality, operation or maintenance of
MCY's Website, hardware, software, or the accuracy of any information or data available thereon or therefrom. MCY shall be liable to Licensor only for payments in respect of Distribution related sales as provided herein. MCY shall not be responsible for, and makes no warranties or representations with regard to the ability of unauthorized persons to duplicate the Material as same is transmitted and/or broadcast hereunder.

     d.   Assignment: MCY shall have the right to assign this Agreement, in
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whole or in part, to any subsidiary, parent company, affiliate, or to any third party acquiring a substantial portion of MCY's assets or stock. However, MCY shall remain secondarily liable for payment of royalties.

     e.   Independent Contractor. It is understood and agreed that in entering
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into this Agreement, Licensor has, and shall have, the status of an independent contractor and nothing herein contained shall contemplate or constitute a partnership or joint venture or employment relationship between Licensor and MCY.

     f. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING BETWEEN THE PARTIES, AND NO MODIFICATION, WAIVER OR AMENDMENT HEREOF SHALL BE BINDING UNLESS IN WRITING, SIGNED BY THE PARTY SOUGHT TO BE CHARGED. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS ENTERED INTO IN SAID STATE AND TO BE WHOLLY TO BE PERFORMED THEREIN. THE PARTIES HERETO AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK COUNTY, NEW YORK IN ANY ACTION WHICH MAY ARISE OUT OF THIS AGREEMENT AND FURTHER AGREE THAT SAID COURTS SHALL HAVE EXCLUSIVE JURISDICTION OVER ALL DISPUTES BETWEEN LICENSOR AND MCY PERTAINING TO THIS AGREEMENT AND ALL MATTERS RELATING THERETO.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first hereinabove written.

MCY MUSIC WORLD, INC. AND                          (Licensor)

By:  Mr. Bernhard Fritsch                     By:  Mr. Randy Jackson

Sign:   \s\  Bernhard Fritsch                      Sign:  \s\ Randy Jackson
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Its: CEO                                           Its:

MCY Sales Representative:

MCY Referral Name (if any): Richard de Bois

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